                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                         The Pepsi Bottling Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[PBG LOGO]

                         THE PEPSI BOTTLING GROUP, INC.
                                 One Pepsi Way
                                Somers, NY 10589


                                                                October 26, 2001


Dear Fellow Shareholders:

     Our Board of Directors has called and invites you to attend a Special Meeting of Shareholders of The Pepsi Bottling Group, Inc. This meeting will be held on Tuesday, November 27, 2001 at 10:00 a.m. Eastern Daylight Time, at the Company's headquarters located at One Pepsi Way in Somers, New York.

     At this meeting, you will be asked to authorize our Board of Directors to amend our Certificate of Incorporation for the purpose of increasing the authorized shares of Common Stock of the Company from 300,000,000 to 900,000,000 to permit a two-for-one stock split of the Company's shares of Capital Stock outstanding or held as treasury stock. The enclosed notice and proxy statement contain details about the business to be conducted at the meeting. To assure that your shares are represented at the meeting, we urge you to mark your choices on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided. If you are able to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted at the meeting.

     If you plan to attend the meeting, please check the "Special Meeting" box on your proxy card so that we may send you an admission card.

                                          Sincerely,

                                          /s/ John T. Cahill
                                          John T. Cahill
                                          Chief Executive Officer

[PBG LOGO]

                         THE PEPSI BOTTLING GROUP, INC.
                                 One Pepsi Way
                             Somers, New York 10589
--------------------------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

     The Pepsi Bottling Group, Inc. ("PBG" or the "Company") will hold a Special Shareholders' Meeting (the "Special Meeting") at its headquarters at One Pepsi Way, Somers, New York, on Tuesday, NOVEMBER 27, 2001 at 10:00 A.M. Eastern Daylight Time, for the following purposes:

     - To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 300,000,000 to 900,000,000; and

     - Transact any other business that may properly come before the Special Meeting.

     If you own shares of PBG Capital Stock as of the close of business on October 22, 2001, you can vote those shares by proxy or at the Special Meeting. If you plan to attend the Special Meeting, you must request an admission card by checking the appropriate box on your proxy.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND SIGN, DATE AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED. THE HOLDERS OF RECORD OF OUTSTANDING SHARES OF THE COMPANY'S CAPITAL STOCK ENTITLED TO CAST A MAJORITY OF ALL VOTES AT THE SPECIAL MEETING MUST BE PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE SPECIAL MEETING IN ORDER TO HOLD THE MEETING. ANY SHAREHOLDER RETURNING A PROXY MAY REVOKE IT BY VOTING AT THE SPECIAL MEETING.

                                          By Order of the Board of Directors,

                                          /s/ Pamela C. McGuire
                                          Pamela C. McGuire
                                          Secretary


October 26, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
GENERAL INFORMATION ABOUT THE MEETING.......................    1
Quorum and Voting Requirements..............................    1
Admission to Special Meeting................................    1
Stock Ownership of Certain Beneficial Owners................    2
Ownership of Common Stock by Directors and Executive
  Officers..................................................    3
PROXY ITEM NO. 1 -- PROPOSAL TO AMEND THE COMPANY'S
  CERTIFICATE OF INCORPORATION..............................    4
OTHER MATTERS...............................................    6
YEAR 2002 SHAREHOLDERS' PROPOSALS...........................    6
GENERAL.....................................................    6

THE PEPSI BOTTLING GROUP, INC.
Somers, New York 10589


                                                                October 26, 2001


                                PROXY STATEMENT

                       FOR SPECIAL MEETING TO BE HELD ON
                               NOVEMBER 27, 2001

     The Board of Directors of The Pepsi Bottling Group, Inc., a Delaware corporation ("PBG" or the "Company"), is soliciting proxies to be voted at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at 10:00 a.m. Eastern Daylight Time, on Tuesday, November 27, 2001, at PBG's headquarters, One Pepsi Way, Somers, New York, for the purposes set forth in the accompanying Notice of the Meeting and at any adjournment of the Meeting. We are sending this Proxy Statement in connection with the proxy solicitation.

     PBG is making its first mailing of this Proxy Statement on or about October 29, 2001.

                     GENERAL INFORMATION ABOUT THE MEETING

     QUORUM AND VOTING REQUIREMENTS. The presence in person or by proxy of shareholders holding as of the Record Date (defined below) the outstanding shares of the Company's Capital Stock (as hereinafter defined), which are entitled to cast a majority of all votes that could be cast at the Special Meeting, will constitute a quorum for the transaction of all business at the Special Meeting. The affirmative approval of a majority of the votes cast by the holders of Capital Stock outstanding as of the Record Date and entitled to vote at the Special Meeting is required to approve the proposed amendment to the Certificate of Incorporation of the Company. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast on a matter.

     Only shareholders of record at the close of business on October 22, 2001 (the "Record Date") are entitled to vote at the Special Meeting. Any shareholder returning a proxy may revoke it by casting a ballot at the Special Meeting. Any proxy not revoked will be voted as specified by the shareholder. If no choice is indicated, a proxy will be voted in accordance with the Board of Directors' recommendation.

     PBG's Capital Stock includes both Common Stock and Class B Common Stock. At the Record Date, there were 141,897,349 shares of PBG Common Stock outstanding and 88,350 shares of Class B Common Stock outstanding. PBG held 13,108,355 shares of Common Stock as treasury stock as of such date. Each outstanding share of Common Stock entitles the holder to one vote on all matters presented at the Special Meeting. The holders of Class B Common Stock are entitled to 250 votes per share. All outstanding shares of Class B Common Stock are held by PepsiCo, Inc. ("PepsiCo"). Each share of Class B Common Stock held by PepsiCo may be converted into one share of Common Stock at PepsiCo's election.

     Under Delaware law, our dissenting shareholders are not entitled to appraisal or similar rights with respect to the proposed amendment.

     ADMISSION TO SPECIAL MEETING. If you are a registered owner and plan to attend the meeting in person, please check the "Special Meeting" box on the proxy so that we may send you an admission card. A beneficial owner who plans to attend the meeting may obtain an admission ticket in advance by sending a written request, with proof of ownership (such as a bank or brokerage firm account statement) to the Company's transfer agent, The Bank of New York, 1 Wall Street, New York, New York 10286. Admittance to the Special Meeting will be based upon availability of seating.

     Shareholders who do not present admission tickets at the meeting will be admitted upon verification of ownership at the admissions desk.

     STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. Based on Schedule 13G filings, shareholders holding more that 5% of PBG Capital Stock as of October 1, 2001, were:

          NAME AND ADDRESS                                      NUMBER OF SHARES      PERCENT
         OF BENEFICIAL OWNER              TITLE OF CLASS       BENEFICIALLY OWNED     OF CLASS
         -------------------           --------------------    ------------------    ----------
1) PepsiCo, Inc.(1)..................  Class B Common Stock            88,350            100%
   700 Anderson Hill Road              Common Stock                52,917,329           37.3%(4)
   Purchase, NY 10577

2) AXA Financial, Inc.(2)............  Common Stock                10,298,675            7.2%(4)
   1290 Avenue of the Americas
   New York, NY 10104

3) FMR Corp.(3)......................  Common Stock                 7,411,150            5.2%(4)
   82 Devonshire Street
   Boston, MA 02109

---------------
(1) PepsiCo reported its beneficial ownership as of March 30, 1999 on a Schedule 13G filed with the Securities and Exchange Commission ("SEC"). The filing indicates that PepsiCo has sole voting power for 55,005,679 shares (for combined Class B Common Stock and Common Stock), shared voting power for 0 shares, sole dispositive power for 55,005,679 shares (for combined Class B Common Stock and Common Stock) and shared dispositive power for 0 shares. PepsiCo disposed of 2,000,000 shares of Common Stock during the first 5 months of 2001, thereby reducing its ownership to 52,917,329 shares.

(2) AXA Financial, Inc. (formerly known as The Equitable Companies Incorporated) and its parent, AXA Assurances I.A.R.D. Mutuelle (collectively, "AXA"), reported their beneficial ownership as of December 31, 2000 on a Schedule 13G filed with the SEC. The filing indicates that AXA has sole voting power for 3,167,825 shares, shared voting power for 6,864,250 shares, sole dispositive power for 9,940,175 shares and shared dispositive power for 358,500 shares.

(3) FMR Corp. ("FMR") reported its beneficial ownership as of December 31, 2000 on a Schedule 13G filed with the SEC. The filing indicates that FMR has sole voting power for 21,350 shares, shared voting power for 0 shares, sole dispositive power for 7,411,150 shares and shared dispositive power for 0 shares.

(4) Percentages are calculated based upon the number of outstanding shares of PBG Common Stock as of October 1, 2001.

     OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS. The following table shows, as of October 1, 2001, the shares of PBG Common Stock beneficially owned by (i) each director, (ii) each of the named executive officers of the Company (as defined in the regulations promulgated under the Securities Exchange Act of 1934) (namely, the Company's CEO and certain most highly compensated executive officers of the Company other than the CEO), and
(iii) all directors and executive officers as a group. Except as otherwise noted, each of the following persons has sole voting and investment power with respect to the shares of Common Stock beneficially owned by him or her. All directors and named executive officers of PBG as a group hold approximately 1.4% of PBG's Common Stock.


                                                          NUMBER OF
                                                            SHARES
NAME OF INDIVIDUAL OR                                    BENEFICIALLY     DEFERRAL
NUMBER OF PERSONS IN GROUP                                 OWNED(1)       PLANS(2)      TOTAL
--------------------------                               ------------     --------    ---------
Linda G. Alvarado......................................      22,158         3,499(3)     25,657
Barry H. Beracha.......................................      31,482             0        31,482
John T. Cahill.........................................     147,874        50,672       198,546
Alfred H. Drewes.......................................           0(4)          0             0
Eric J. Foss...........................................     118,772        13,051       131,823
Thomas W. Jones........................................       5,000        10,552(5)     15,552
Thomas H. Kean.........................................      23,158         3,499        26,657
Susan D. Kronick.......................................      29,395         1,087        30,482
Pamela C. McGuire......................................      89,225             0        89,225
Margaret D. Moore......................................     140,849(6)(7)  10,755       151,604
Yiannis Petrides.......................................      31,848(8)          0        31,848
Robert F. Sharpe, Jr. .................................      19,020(7)      4,879(9)     23,899
Craig E. Weatherup.....................................     948,268       306,303     1,254,571
All directors and named executive officers as a group
  (13 PERSONS).........................................   1,607,049       404,297     2,011,346


---------------
(1) Includes vested stock options and stock options that will become exercisable within 60 days.

(2) Units denominated as PBG phantom stock under deferred compensation arrangements.


(3)Includes 2,412 units of PBG phantom stock representing the conversion of 7,237 vested stock options to purchase PBG Common Stock into PBG phantom stock at a 3-to-1 ratio.



(4) Mr. Drewes joined PBG as Senior Vice President and Chief Financial Officer on June 25, 2001.



(5) Includes 9,465 units of PBG phantom stock representing the conversion of 28,395 vested stock options to purchase PBG Common Stock into PBG phantom stock units at a 3-to-1 ratio.



(6) Includes 1,500 shares of PBG Common Stock held indirectly through minor children.



(7) Ms. Moore and Mr. Sharpe each disclaims any beneficial ownership that he or she may have in PepsiCo's shares of PBG Capital Stock.



(8) Mr. Petrides was named an executive officer of PBG as of September 19, 2001.



(9) Includes 3,792 units of PBG phantom stock representing the conversion of 11,375 vested stock options to purchase PBG Common Stock into PBG phantom stock units at a 3-to-1 ratio.

          PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO PERMIT
                           A TWO-FOR-ONE STOCK SPLIT
                             (ITEM 1 ON PROXY CARD)

     General. The Company's Certificate of Incorporation currently authorizes the issuance of 320,100,000 shares, with a par value of $.01 per share, of which
(i) 300,000,000 are shares of Common Stock, and 100,000 are shares of Class B Common Stock (collectively referred to herein and in the Company's Certificate of Incorporation as "Capital Stock"), and (ii) 20,000,000 are shares of Preferred Stock.


     As of October 1, 2001, PBG had the total of 155,094,054 shares of Capital Stock outstanding, of which 141,897,349 shares were shares of Common Stock and 88,350 shares were shares of Class B Common Stock. PBG held 13,108,355 shares of Common Stock as treasury stock as of such date.



     Description of the Proposed Amendment. On October 10, 2001, the Board of Directors adopted a resolution proposing that, subject to shareholder approval, the existing Certificate of Incorporation of the Company be amended to increase the authorized number of shares of Common Stock from 300,000,000 to 900,000,000 in order to enable the Company to effect a two-for-one stock split of the shares of Common Stock in the form of a stock dividend. No changes will be made to the number of authorized shares of the Company's Class B Common Stock or Preferred Stock.


     The proposed amendment (the "Amendment") provides that subparagraph (a) of Article SECOND of the existing Certificate of Incorporation, as amended, be amended to read in its entirety as follows:

     "(a) The Corporation shall have the authority to issue 920,100,000 shares, with a par value of $0.01 per share, of which (i) 900,000,000 shares shall be Common Stock, and 100,000 shares shall be Class B Common Stock (the Common Stock and the Class B Common Stock being collectively referred to herein as the "Capital Stock"), and (ii) 20,000,000 shares shall be shares of Preferred Stock (the "Preferred Stock")."


     Purposes and Effects of the Proposed Amendment. The Amendment would increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 900,000,000. The additional shares of Common Stock would be a part of the existing Common Stock and, when issued, would have the same rights and privileges as such shares of Common Stock currently issued and outstanding or held as treasury stock, as the case may be.



     No additional action or authorization by the Company's shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law. Under the Company's Certificate of Incorporation, PBG's shareholders do not have preemptive rights with respect to Capital Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares. The Company will apply for listing on The New York Stock Exchange, on which exchange shares of the Company's Common Stock are listed for trading, of the additional shares of Common Stock to be issued. If the Amendment is not approved by the shareholders, PBG's existing Certificate of Incorporation will continue in effect and the stock split will not take place.



     The primary purpose of the Amendment is to authorize a sufficient number of shares to effect a two-for-one stock split in the form of a stock dividend (as approved by the Board of Directors on October 10, 2001), pursuant to which each shareholder of record on November 27, 2001 would receive one additional share of Common Stock for each share of Common Stock and/or one additional share of Class B Common Stock for each share of Class B Common Stock (up to the total amount of authorized shares of Class B Common Stock) held on that date. PBG's shares of Common Stock held as treasury stock on November 27, 2001 will be split 2-for-1 in the same manner and at the same time as shares of issued and outstanding Common Stock. It is anticipated that PepsiCo will convert 38,350 shares of Class B Common Stock into 38,350 shares of Common Stock prior to the Distribution Date (defined below).

     The Board of Directors believes that the availability of additional shares of Common Stock will provide PBG with the flexibility to issue additional stock for proper corporate activities that may be identified in the future. Such future activities may include, without limitation, adopting new director or employee stock plans or awarding additional shares under PBG's existing stock plans and making acquisitions through the use of stock. In addition, the Board of Directors expects that the stock split resulting in the increase in the number of outstanding shares of Common Stock of the Company will place the market price of Common Stock in a range more attractive to investors and may result in a broader market for the shares.

     If the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders. Other than as described herein and permitted or required under PBG's existing stock plans and outstanding options, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purpose.

     Subject to shareholder approval as described above, the Amendment will become effective upon filing of a certificate setting forth the Amendment with the office of the Delaware Secretary of State. The stock split will be effective as of the date of such filing. If the Amendment is adopted, the value of the Company's Capital Stock account will be increased to reflect the additional shares issued at par value $.01 per share and the value of the capital surplus account will be reduced by a like amount with no overall effect on shareholders' equity. The number of shares of Common Stock held by PBG as treasury stock would double. In addition, PBG's stock plans will be equitably adjusted to reflect the stock split in accordance with the requirements set forth therein or as may be required by law as of the effective date of the stock split.


     If the Amendment is adopted, each shareholder of record at the close of business on November 27, 2001, would receive a certificate or certificates representing one additional share of Common Stock for each share of Common Stock and/or one additional share of Class B Common Stock for each share of Class B Common Stock (up to the total amount of authorized shares of Class B Common Stock) then owned of record by such shareholder. Consequently, certificates representing shares of Common Stock or those of Class B Common Stock should be retained by each shareholder and should not be returned to the Company or to its transfer agent, as it will not be necessary to submit outstanding certificates for exchange. It is expected that additional certificates will be mailed to shareholders and/or shareholder records will be adjusted to reflect the stock split (the "Distribution Date") on December 4, 2001.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL TO AMEND PBG'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 300,000,000 TO 900,000,000 SHARES.

                                 OTHER MATTERS

     As of the mailing date of this Proxy Statement, the Board of Directors knows of no other matters to be brought before the Special Meeting. If matters other than the ones listed in this Proxy Statement arise at the Special Meeting, the persons named in the proxy will vote the shares represented by the proxy according to their judgment.

     CONFIDENTIALITY. PBG's policy is that proxies identifying individual shareholders are private except as necessary to determine compliance with law or assert or defend legal claims, or in a contested proxy solicitation, or in the event that a shareholder makes a written comment on a proxy card or an attachment to it. PBG retains an independent organization to tabulate shareholder votes and certify voting results.

                       YEAR 2002 SHAREHOLDERS' PROPOSALS

     PBG welcomes comments or suggestions from its shareholders. If a shareholder wants to have a proposal formally considered at the 2002 Annual Shareholders' Meeting, and included in the Proxy Statement for that meeting, it must receive the proposal in writing on or before December 15, 2001. If a proposal is received by February 14, 2002, PBG may include it in the Proxy Statement and, if it does, may use its discretionary authority to vote on the proposal. For proposals that are not submitted by February 14, 2002, PBG may use its discretionary voting authority when the proposal is raised at the 2002 Annual Meeting, without inclusion of the proposal in its Proxy Statement.

                                    GENERAL

     PBG will pay the costs of preparing, assembling and mailing this Proxy Statement and the costs relating to the Special Meeting.

     In addition to the solicitation of proxies by mail, PBG intends to ask brokers and bank nominees to solicit proxies from their principals and will pay the brokers and bank nominees their expenses for such solicitation.


     To be sure that we have the necessary quorum to hold the Special Meeting, PBG has hired the firm of Morrow & Co., Inc., to help in soliciting proxies by mail, telephone and personal interview for fees estimated at approximately $8,500.


     Employees of PBG may also solicit proxies. They will not receive any additional pay for such solicitation.

     Please complete, sign, and date the enclosed proxy card, which can be revoked by voting at the meeting, and mail it promptly in the enclosed postage-paid envelope.

                                          By Order of the Board of Directors,

                                          /s/ Pamela C. McGuire
                                          Pamela C. McGuire
                                          Secretary

                  DIRECTIONS TO THE PEPSI BOTTLING GROUP, INC.
                                SOMERS, NEW YORK
                             ----------------------

                                      MAPS
                             ----------------------

                               DIRECTIONS BY CAR

The Pepsi Bottling Group's Headquarters is located at the Intersection of Rt. 35 and Rt. 100 in Somers, New York. The headquarters has two entrances, one on Rt. 35 approximately 500 yards East of the intersection of Rt. 35 and Rt. 100 and the second on Rt. 100 approximately 100 yards North of the Intersection of Rt. 35 and Rt. 100.

                                   FROM I-684

If you are using I-684 (either North or South) take exit #6 (Katonah-Cross River, Rt. 35) Take Rt. 35 West for approximately two miles. Entrance is on Rt. 35 approximately 500 yards East of the intersection of Rt. 35 and Rt. 100.

                          FROM MANHATTAN -- WEST SIDE

West Side Highway/Henry Hudson Parkway to Saw Mill River Parkway. Saw Mill River Parkway merges with I-684 at exit #6. Take exit #6 and follow directions above.

                          FROM MANHATTAN -- EAST SIDE

FDR Drive to I-87 Major Deegan North to Saw Mill River Parkway and follow directions above.

                            FROM BRONX -- EAST SIDE

Hutchinson River Parkway North to I-684 (Brewster) North and follow directions above.

                        FROM BROOKLYN AND J.F.K. AIRPORT

Van Wyck Expressway (676) to the Bronx Whitestone Bridge to Hutchinson River Parkway North, Take I-684 (Brewster) North and follow directions above.

                             FROM LAGUARDIA AIRPORT

Grand Central Parkway East. Exit Whitestone Expressway. Cross the Whitestone Bridge North to Hutchinson River Parkway to I-684 (Brewster) North and follow directions above.

                          FROM LONG ISLAND AND QUEENS

Long Island Expressway or the Grand Central Parkway to the Cross Island Parkway. Cross Island Parkway West to the Throgs Neck Bridge. Cross the Bridge North and travel North on New England Thruway (Route 95) to Cross Westchester (I-287) to (I-684) North and follow directions above.

                  FROM WEST OF HUDSON RIVER-TAPPAN ZEE BRIDGE

Cross Tappan Zee Bridge South. Follow Cross Westchester (I-287) to I-684 (Brewster) North and follow directions above.

                        FROM CONNECTICUT-MERRITT PARKWAY

Take the Merritt Parkway South, which becomes the Hutchinson River Parkway to I-684 (Brewster) North and follow directions above.

                              NEW ENGLAND THRUWAY

Follow the New England Thruway to Exit for Cross Westchester Expressway Westbound to Exit 9 North, Hutchinson River Parkway to I-684 (Brewster) North and follow directions above.

                           FROM CONNECTICUT -- RT. 35

Heading West on Rt. 35 from the Connecticut/New York line (Ridgefield, CT.), proceed on Rt. 35 past the intersection of I-684 and follow directions above.

                         THE PEPSI BOTTLING GROUP, INC.

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                               NOVEMBER 27, 2001

                      THIS PROXY IS SOLICITED ON BEHALF OF
              THE PEPSI BOTTLING GROUP, INC.'S BOARD OF DIRECTORS

         The undersigned hereby appoints John T. Cahill, Pamela C. McGuire, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of The Pepsi Bottling Group, Inc. Common Stock which the undersigned may be entitled to vote at the Special Meeting of Shareholders of The Pepsi Bottling Group, Inc., in Somers, New York, on Tuesday, November 27, 2001 at 10:00 A.M., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

         PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON THE ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

(Continued and to be signed on other side)

                                        THE PEPSI BOTTLING GROUP, INC.
                                        P.O. BOX 11425
                                        NEW YORK, N.Y. 10203-0425


--------------------------------------------------------------------------------
                               Please Detach Here

               * You Must Detach This Portion of the Proxy Card *
                  Before Returning it in the Enclosed Envelope

                                   [PBG LOGO]
                         The Pepsi Bottling Group, Inc.

                                October 26, 2001

                       Your proxy card is attached below.

Please read the enclosed Proxy Statement, then vote and return the card at your earliest convenience.

                            * FOLD AND DETACH HERE *
--------------------------------------------------------------------------------

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 300,000,000 to 900,000,000.

FOR [ ]                            AGAINST [ ]                       ABSTAIN [ ]

Where no voting instructions are given, the shares represented by this Proxy will be VOTED FOR Item No. 1.

Change of Address and/or Comments Mark Here [ ]

I PLAN TO ATTEND SPECIAL MEETING. If you check this box to the right an admission card will be sent to you. [ ]


Receipt is hereby acknowledged of The Pepsi Bottling Group, Inc., Notice of Meeting and Proxy Statement.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the holder is a corporation, execute in full corporate name by authorized officer.

                                        Dated: ___________________________, 2001


                                        ________________________________________
                                                       Signature


                                        ________________________________________
                                                       Signature


(Please sign, date and return this proxy card in the enclosed envelope.)

Votes MUST be indicated (x) in black or blue ink. [ ]